EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED NOVEMBER 30, 2009 TO PROSPECTUS DATED JULY 31, 2009

The following replaces the fourth paragraph under Fund Management on Page 36 of the Prospectus:

Effective November 30, 2009, the manager for the Growth Equity Fund is George P. Maris, Senior Vice President of Northern Trust. Mr. Maris has been co-manager of the Fund since June 2008. Mr. Maris joined Northern Trust in June 2008 as a senior portfolio manager. From 2004 to 2008, Mr. Maris was with Columbia Management Group as a senior portfolio manager. Prior to that position, he served as a portfolio manager for four years at Putnam Investments.

The following replaces the eighth paragraph under Fund Management on Page 36 of the Prospectus:

Effective November 30, 2009, the manager for the Mid Cap Growth Fund is Matthew Peron, Senior Vice President of Northern Trust. Since joining Northern Trust in November 2005, Mr. Peron has managed various equity portfolios. From January 2005 to November 2005, Mr. Peron was the deputy chief risk officer for Alliance Capital Management. From 2002 to 2005, he was a principal of Banc One Capital Markets and a fixed-income and equity derivatives risk manager of Bank One.

The following replaces the tenth paragraph under Fund Management on Page 36 of the Prospectus:

Effective November 30, 2009, the managers for the Small Cap Growth Fund are Matthew Peron, Senior Vice President of Northern Trust, and Michael J. Towle, Second Vice President of Northern Trust. Mr. Peron has been manager since March 2007 and Mr. Towle since July 2007. Mr. Peron is also manager of the Mid Cap Growth Fund and the Technology Fund. Since joining Northern Trust in July 2004, Mr. Towle has managed various equity portfolios.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTY SPT 11/09

NORTHERN FUNDS PROSPECTUS